UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 3, 2026
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NERDY INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39595 (Commission File Number)	98-1499860 (I.R.S. Employer Identification No.)
	8001 Forsyth Blvd., Suite 1050 St. Louis, MO	63105
	(address of principal executive offices)	(zip code)
(314) 412-1227
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 6, 2026, we announced the following changes to our executive management team:
Departure of Jason Pello as Chief Financial Officer
On March 31, 2026, Jason Pello, our Chief Financial Officer, was notified of the Company’s decision to engage a new Chief Financial Officer effective April 6, 2026 and to end his service as Chief Financial Officer effective April 3, 2026.
Appointment of Atul Bagga as Chief Financial Officer
Effective April 6, 2026, we appointed Atul M. Bagga as Chief Financial Officer.
Mr. Bagga, age 55, joins the Company from JLL (NYSE: JLL), where he has served as Chief Financial Officer of JLL Technologies and Head of Global FP&A since June 2021. Prior to joining JLL, Mr. Bagga held several senior finance leadership positions at Amazon Web Services beginning in April 2016, most recently as Finance Director and Head of Finance for AWS Compute Services. He also served as Head of FP&A for AWS Services and Head of Finance for AWS Digital. Earlier in his career, Mr. Bagga served as Chief Financial Officer - Asia and Vice President of Finance at Zynga (NASDAQ: ZNGA). He also served as Senior Vice President and Senior Research Analyst at Lazard Capital Markets, covering internet and e-commerce sectors. Mr. Bagga holds an MBA from the Haas School of Business at the University of California, Berkeley, an MBA in Finance from SVKM’s Narsee Monjee Institute of Management Studies (NMIMS), and a Bachelor of Engineering in Electronics from Motilal Nehru National Institute of Technology.
Effective April 6, 2026, we entered into an employment agreement (the “Employment Agreement”) with Mr. Bagga to serve as our Chief Financial Officer. Pursuant to the Employment Agreement, Mr. Bagga will receive the compensation described below:
Base Salary: $500,000
Annual Bonus: Annual target cash bonus opportunity of not less than 50% of base salary. For 2026, an annual target cash bonus opportunity of 50% of his base salary, subject to pro-ration based upon the number of days employed in 2026, and based on certain performance targets to be determined by the Company’s Compensation Committee.
Equity Award: 1,500,000 Restricted Stock Units, with a grant date of April 15, 2026, vesting quarterly pro-rata over three years.
Other: Mr. Bagga will be eligible to participate with other executives and/or employees of the Company in Company-provided insurance benefits, so long as he meets the applicable eligibility requirements, and in such fringe benefit plans as are provided to other executives and/or employees of the Company, including holidays, paid time off, and other benefits, and subject to the terms and conditions of those plans, policies, or practices.
The foregoing description of the Employment Agreement is a summary only and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein in its entirety. A copy of the press release announcing Mr. Bagga’s appointment is furnished as Exhibit 99.1.
There are no arrangements or understandings between Mr. Bagga and any other persons pursuant to which he was appointed Chief Financial Officer, and there are no family relationships between Mr. Bagga and any director or executive officer of the Company. Additionally, there are no related party transactions between Mr. Bagga and the Company reportable under Item 404(a) of Regulation S-K.

Cautionary Note Regarding Forward-Looking Statements
All statements contained herein that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our strategic priorities, our growth, the sufficiency of our cash to fund future operations; and our anticipated full year 2026 outlook; as well as statements that include the words “expect,” “plan,” “believe,” “project,” “will” and “may,” and similar statements of a future or forward-looking nature. The forward-looking statements made herein relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. There are a significant number of factors that could cause actual results to differ materially from statements made herein or in connection herewith, including but not limited to, our offerings continue to evolve, which makes it difficult to predict our future financial and operating results; our level of indebtedness, which could adversely affect our financial condition; our operating activities may be restricted as a result of covenants related to our term loan and failure to comply with these covenants could have a material adverse effect on us; our history of net losses and negative operating cash flows, which could require us to need other sources of liquidity; risks associated with our ability to acquire and retain customers, operate, and scale up our Consumer and Institutional businesses; risks associated with our intellectual property, including claims that we infringe on a third-party’s intellectual property rights; risks associated with our classification of some individuals and entities we contract with as independent contractors; risks associated with the liquidity and trading of our securities; risks associated with payments that we may be required to make under the tax receivable agreement; litigation, regulatory and reputational risks arising from the fact that many of our Learners are minors; changes in applicable law or regulation; the possibility of cyber-related incidents and their related impacts on our business and results of operations; risks associated with the development and use of artificial intelligence and related regulatory uncertainty; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and risks associated with managing our growth. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in our filings with the SEC, including our Annual Report on Form 10-K led on February 26, 2026, as well as other filings that we may make from time to time with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

†10.1	Executive Services Agreement, dated as of February 23, 2026, by and between Atul Bagga and Nerdy Inc, Nerdy LLC, and Live Learning Technologies Shared Resources LLC.

99.1	Press Release dated April 6, 2026.

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).
†    These exhibits constitute management contracts, compensatory plans, and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: April 6, 2026	By:	/s/ Christopher C. Swenson
Name: Christopher C. Swenson
Title: Chief Legal Officer and Corporate Secretary

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